                       SUPPLEMENT DATED NOVEMBER 19, 1999
                                       to

                          PROSPECTUS DATED MAY 1, 1999
                                      for

                       Flexible Payment Variable Annuity

                                   Issued by

                          MONY Life Insurance Company
                            MONY Variable Account A

EFFECTIVE NOVEMBER 1, 1999 THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

 1. PAGE 15 OF THE PROSPECTUS IS AMENDED BY REPLACING THE SUB-INVESTMENT ADVISER FEE FOR THE MANAGED PORTFOLIO WITH THE FOLLOWING:

         OpCap Advisors' fee for the assets of the Portfolio it manages is an annual rate of 0.40% of the portfolio's aggregate average daily net assets up to $1 billion, 0.30% from $1 billion to $2 billion, and 0.25% in excess of $2 billion. Retroactive to November 1, 1999, Sanford C. Bernstein & Co., Inc.'s fee for the assets of the Portfolio it manages is an annual rate of 0.40% of the portfolio's aggregate average daily net assets up to $10 million, 0.30% from $10 million to $50 million, 0.20% from $50 million to $100 million, and 0.10% in excess of $100 million.

    #820-345                                           Registration No. 33-37722